Exhibit 21.1

SUBSIDIARIES OF

OF ADELPHIA COMMUNICATIONS CORPORATION (1)

Name	Jurisdiction of Organization
ACC Cable Communications FL-VA, LLC	Delaware
ACC Cable Holdings VA, Inc.	Delaware
ACC Holdings II, LLC	Delaware
ACC Investment Holdings, Inc.	Delaware
ACC Operations, Inc.	Delaware
ACC Properties Holdings, LLC	Delaware
ACC Properties (JB), LLC	Delaware
ACC Properties 1, LLC	Delaware
ACC Properties 4, LLC	Delaware
ACC Properties 6, LLC	Delaware
ACC Properties 103, LLC	Delaware
ACC Properties 105, LLC	Delaware
ACC Properties 106, LLC	Delaware
ACC Properties 109, LLC	Delaware
ACC Properties 121, LLC	Delaware
ACC Properties 122, LLC	Delaware
ACC Properties 123, LLC	Delaware
ACC Properties 124, LLC	Delaware
ACC Properties 130, LLC	Delaware
ACC Properties 146, LLC	Delaware
ACC Properties 148, LLC	Delaware
ACC Properties 149, LLC	Delaware
ACC Properties 150, LLC	Delaware
ACC Properties 151, LLC	Delaware
ACC Properties 152, LLC	Delaware
ACC Properties 154, LLC	Delaware
ACC Properties 156, LLC	Delaware
ACC Telecommunications Holdings, LLC	Delaware
ACC Telecommunications of Virginia, LLC	Virginia
ACC Telecommunications, LLC	Delaware
ACC-AMN Holdings, LLC	Delaware
Adelphia Arizona, Inc.	Arizona
Adelphia Blairsville, LLC	Delaware
Adelphia Brazil LTDA	Brazil
Adelphia Cable Partners, L.P.	Delaware
Adelphia Cablevision Associates, L.P.	Pennsylvania
Adelphia Cablevision Corp.	New York
Adelphia Cablevision of Boca Raton, LLC	Florida
Adelphia Cablevision of Fontana, LLC	Delaware
Adelphia Cablevision of Inland Empire, LLC	Delaware
Adelphia Cablevision of New York, Inc.	Delaware
Adelphia Cablevision of Newport Beach, LLC	Delaware
Adelphia Cablevision of Orange County II, LLC	Delaware
Adelphia Cablevision of Orange County, LLC	Delaware
Adelphia Cablevision of San Bernardino, LLC	Delaware
Adelphia Cablevision of Santa Ana, LLC	Delaware

Adelphia Cablevision of Seal Beach, LLC	Delaware
Adelphia Cablevision of Simi Valley, LLC	Delaware
Adelphia Cablevision of the Kennebunks, LLC	Delaware
Adelphia Cablevision of West Palm Beach III, LLC	Delaware
Adelphia Cablevision of West Palm Beach IV, LLC	Florida
Adelphia Cablevision of West Palm Beach V, LLC	Florida
Adelphia Cablevision, LLC	Pennsylvania
Adelphia California Cablevision, LLC	Delaware
Adelphia Central Pennsylvania, LLC	Delaware
Adelphia Cleveland, LLC	Delaware
Adelphia Communications International, Inc.	Delaware
Adelphia Communications of California II, LLC	Delaware
Adelphia Communications of California III, LLC	California
Adelphia Communications of California, LLC	Colorado
Adelphia Company of Western Connecticut	Connecticut
Adelphia General Holdings III, Inc.	Delaware
Adelphia GP Holdings, LLC	Delaware
Adelphia GS Cable, LLC	Delaware
Adelphia Harbor Center Holdings, LLC	Delaware
Adelphia Holdings 2001, LLC	Delaware
Adelphia International II, LLC	Delaware
Adelphia International III, LLC	Delaware
Adelphia Mobile Phones, Inc.	Delaware
Adelphia of the Midwest, Inc.	Delaware
Adelphia Pinellas County, LLC	Delaware
Adelphia Prestige Cablevision, LLC	Delaware
Adelphia Telecommunications of Florida, Inc.	Delaware
Adelphia Telecommunications, Inc.	Delaware
Adelphia Voice Services, Inc.	Delaware
Adelphia Wellsville, LLC	Delaware
Adelphia Western New York Holdings, L.L.C.	Delaware
Adlink Cable Advertising LLC	Delaware
Arahova Communications, Inc.	Delaware
Arahova Holdings LLC	Delaware
Badger Holding Corporation	Delaware
Better TV, Inc. of Bennington	Vermont
Blacksburg/Salem Cablevision, Inc.	Virginia
Brazas Communications, Inc.	Delaware
Buenavision Telecommunications, Inc.	California
Cable Sentry Corporation	Florida
California Ad Sales, LLC	Delaware
CCC III, Inc.	Delaware
CCC-Indiana, Inc.	Delaware
CCH Indiana, L.P.	Indiana
CDA Cable, Inc.	Idaho
Century Advertising, Inc.	Delaware
Century Alabama Corp.	Delaware
Century Alabama Holding Corp.	Delaware
Century Australia Communications Corp.	Nevada
Century Berkshire Cable Corp.	Delaware
Century Cable Holding Corp.	New York
Century Cable Holdings, LLC	Delaware
Century Cable Management Corporation	Connecticut
Century Cable of Southern California	California
Century Cablevision Holdings, LLC	Delaware
Century Carolina Corp.	Delaware

Century Colorado Springs Corp.	Delaware
Century Colorado Springs Partnership	Delaware
Century Communications Corp.	Texas
Century Cullman Corp.	Delaware
Century Enterprise Cable Corp.	Delaware
Century Exchange, L.L.C.	Delaware
Century Federal, Inc.	California
Century Granite Cable Television Corp.	Delaware
Century Huntington Company	Delaware
Century Indiana Corp.	Wyoming
Century Investment Holding Corp.	Delaware
Century Investors, Inc.	Delaware
Century Island Associates, Inc.	Delaware
Century Island Cable Television Corp.	Delaware
Century Kansas Cable Television Corp.	Delaware
Century Lykens Cable Corp.	Delaware
Century MCE, LLC	Delaware
Century Mendocino Cable Television, Inc.	Delaware
Century Mississippi Corp.	Delaware
Century Mountain Corp.	Delaware
Century New Mexico Cable Television Corp.	Delaware
Century Norwich Corp.	Connecticut
Century Ohio Cable Television Corp.	Delaware
Century Oregon Cable Corp.	Delaware
Century Pacific Cable TV, Inc.	Delaware
Century Programming, Inc.	Delaware
Century Realty Corp.	Delaware
Century Shasta Cable Television Corp.	Delaware
Century Southwest Colorado Cable Television Corp.	Delaware
Century-TCI Distribution Company, LLC	Delaware
Century Trinidad Cable Television Corp.	Delaware
Century Virginia Corp.	Delaware
Century Voice and Data Communications, Inc.	Nevada
Century Warrick Cable Corp.	Delaware
Century Washington Cable Television, Inc.	Delaware
Century Wyoming Cable Television Corp.	Delaware
Century-TCI California Communications, L.P.	Delaware
Century-TCI California, L.P.	Delaware
Century-TCI Holdings, LLC	Delaware
Chelsea Communications, Inc.	Delaware
Chelsea Communications, LLC	Delaware
Chestnut Street Services, LLC	Pennsylvania
Clear Cablevision, Inc.	Delaware
CMA Cablevision Associates VII, L.P.	Pennsylvania
CMA Cablevision Associates XI, L.P.	Pennsylvania
Coral Security, Inc.	Florida
Cowlitz Cablevision, Inc.	Washington
CP-MDU I LLC	Delaware
CP-MDU II LLC	Delaware
E. & E. Cable Service, Inc.	West Virginia
Eastern Virginia Cablevision Holdings, LLC	Delaware
Eastern Virginia Cablevision, L. P.	Delaware
Empire Sports Network, L.P.	Delaware
FAE Cable Management Corp.	Delaware
FOP Indiana, L.P.	Indiana
FrontierVision Access Partners, LLC	Delaware

FrontierVision Cable New England, Inc.	Delaware
FrontierVision Capital Corporation	Delaware
FrontierVision Holdings Capital Corporation	Delaware
FrontierVision Holdings Capital II Corporation	Delaware
FrontierVision Holdings, L.L.C.	Delaware
FrontierVision Holdings, L.P.	Delaware
FrontierVision Operating Partners, L.L.C.	Delaware
FrontierVision Operating Partners, L.P.	Delaware
FrontierVision Partners, L.P.	Delaware
Ft. Myers Acquisition Limited Partnership	Delaware
Ft. Myers Cablevision, LLC	Delaware
Genesis Cable Communications Subsidiary, L.L.C.	Georgia
Global Acquisition Partners, L.P.	Delaware
Global Cablevision II, LLC	Delaware
Golf Club at Wending Creek Farms, LLC (The)	Delaware
Grafton Cable Company	West Virginia
GS Cable, LLC	Maryland
GS Telecommunications, LLC	Maryland
Harron Cablevision of New Hampshire, Inc.	Delaware
Huntington CATV, Inc.	Indiana
Imperial Valley Cablevision, Inc.	Texas
Kalamazoo County Cablevision, Inc.	Michigan
Key Biscayne Cablevision	Pennsylvania
Kootenai Cable, Inc.	Delaware
Lake Champlain Cable Television Corporation	Vermont
Leadership Acquisition Limited Partnership	Delaware
Louisa Cablevision, Inc.	Delaware
Maine InternetWorks, Inc. (The)	Maine
Manchester Cablevision, Inc.	New Jersey
Martha’s Vineyard Cablevision, L.P.	Delaware
Mercury Communications, Inc.	Delaware
Mickelson Media of Florida, Inc.	Florida
Mickelson Media, Inc.	Minnesota
Montgomery Cablevision, Inc.	Pennsylvania
Monument Colorado Cablevision, Inc.	Delaware
Mountain Cable Communications Corporation	Delaware
Mountain Cable Company, L.P.	Vermont
Mt. Lebanon Cablevision, Inc.	Pennsylvania
Multi-Channel T.V. Cable Company	Ohio
National Cable Acquisition Associates, L.P.	Delaware
OFE I, LLC	Delaware
OFE II, LLC	Delaware
Olympus Cable Holdings, LLC	Delaware
Olympus Capital Corporation	Delaware
Olympus Communications Holdings, L.L.C.	Delaware
Olympus Communications, L.P.	Delaware
Olympus MCE I, LLC	Delaware
Olympus MCE II, LLC	Delaware
Olympus Subsidiary, LLC	Delaware
Owensboro Indiana, L.P.	Indiana
Owensboro on the Air, Inc.	Kentucky
Owensboro-Brunswick, Inc.	Delaware
Page Time, Inc.	Delaware
Palm Beach Group Cable Joint Venture	Delaware
Palm Beach Group Cable, Inc.	Florida
Paragon Cable Television, Inc.	Wisconsin

Paragon Cablevision Construction Corporation	Wisconsin
Paragon Cablevision Management Corporation	Wisconsin
Parnassos Communications, L.P.	Delaware
Parnassos Distribution Company I, LLC	Delaware
Parnassos Distribution Company II, LLC	Delaware
Parnassos Holdings, LLC	Delaware
Parnassos, L.P.	Delaware
Pericles Communications Corporation	Delaware
Praxis Capital Ventures, L.P.	Delaware
Pullman TV Cable Co., Inc.	Washington
Rentavision of Brunswick, Inc.	Georgia
Richmond Cable Television Corporation	Vermont
Rigpal Communications, Inc.	Pennsylvania
Robinson/Plum Cablevision, L.P.	Pennsylvania
S/T Cable Corporation	Delaware
Sabres, Inc.	Delaware
Scranton Cablevision, Inc.	Pennsylvania
Sentinel Communications of Muncie, Indiana, Inc.	Indiana
Southeast Florida Cable, Inc.	Florida
Southwest Colorado Cable, Inc.	Delaware
Southwest Virginia Cable, Inc.	Delaware
St. Mary’s Television, Inc.	Pennsylvania
Star Cable, Inc.	West Virginia
Starpoint, Limited Partnership	Pennsylvania
STV Communications	Brazil
SVHH Cable Acquisition, L.P.	Delaware
SVHH Holdings, LLC	Delaware
Tele-Media Company of Hopewell-Prince George	Virginia
Tele-Media Company of Tri-States, L.P.	Delaware
Tele-Media Investment Partnership, L.P.	Delaware
Telesat Acquisition Limited Partnership	Delaware
Telesat Acquisition, LLC	Delaware
Three Rivers Cable Associates, L.P.	Pennsylvania
Timotheos Communications, L.P.	Delaware
TMC Holdings Corporation	Delaware
TMC Holdings, LLC	Delaware
Tri-States, L.L.C.	Delaware
US Tele-Media Investment Company	Pennsylvania
UCA LLC	Delaware
UCA MCE I, LLC	Delaware
UCA MCE II, LLC	Delaware
Upper St. Clair Cablevision, Inc.	Pennsylvania
Valley Video, Inc.	New York
Van Buren County Cablevision, Inc.	Michigan
Warrick Cablevision, Inc.	Indiana
Warrick Indiana, LP	Indiana
Wellsville Cablevision, L.L.C.	Delaware
West Boca Acquisition Limited Partnership	Delaware
Westview Security, Inc.	Florida
Western NY Cablevision, L.P.	Delaware
Westover T.V. Cable Co., Incorporated (The)	West Virginia
Wilderness Cable Company	West Virginia
Young’s Cable TV Corp.	Vermont
Yuma Cablevision, Inc.	Texas

(1)          Adelphia Communication Corporation and its subsidiaries operate under the names “Adelphia,” “Adelphia Cable Communications” and/or “Adelphia Media Services.”